Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/26/2001

WEITZ SERIES FUND, INC.

Hickory Fund

QUARTERLY

REPORT
December 31, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WEHIX

Annual Shareholder Information Meeting: Please mark your calendars for May 30, 2001. The meeting will be held at the Omaha Marriott in Regency and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended December 31, 2000, and for the period since inception, calculated in accordance with SEC standardized formulas.

			Difference
Period Ended	Hickory Fund	S&P 500	Hickory Fund – S&P 500

Dec. 31, 2000	-17.2%	-9.1%	-8.1%

Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1994	-17.3	1.3	-18.6
Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	296.0	240.7	55.3

Compound Annual Average Return	19.4	17.1	2.3

The fund’s average annual total return for the one and five years ended December 31, 2000, and for the period since inception (April 1, 1993) was -17.2%, 23.2% and 19.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through December 31, 2000, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $98,996 on December 31, 2000.

Average Annual Total Returns

			Since Inception
	1 Year	5 Years	(April 1, 1993)

Hickory Fund	-17.2%	23.2%	19.4%

Standard & Poor’s 500 Index	-9.1%	18.3%	17.1%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — HICKORY FUND
December 31, 2000 – Quarterly Report

January 5, 2001

Dear Fellow Shareholder:

        Thanks to a strong December, Hickory made a little progress during the fourth quarter, while the overall stock market was quite weak. The value of a Hickory share gained 1.9% during the quarter, while the S&P 500’s total return (including reinvested dividends) was -7.8%. The Nasdaq composite was particularly hard hit over this three month period, losing 32.7%. Over the last twelve months, Hickory’s total return was -17.2%, while the S&P 500’s total return was -9.1%. According to Lipper, the average growth mutual fund had a total return of -7.6% over the same twelve month period.

Review and Outlook

        Despite our gains relative to the market during the fourth quarter, one can really only reach one conclusion about Hickory in 2000: this was not a good year. We lost money and underperformed relative to the S&P 500 for the first time since 1994. These results may be particularly frustrating because 2000 was the year when “value” finally did better than “growth”.

        I am neither happy with, nor proud of, Hickory’s performance in 2000. Nevertheless, I am also neither worried nor surprised that we had a down year. Past letters have frequently discussed our investment approach and its characteristics. Concentrating on buying growing value, priced at a discount, is a formula I have used since Hickory’s inception, and I am quite satisfied with our long-term returns. But this approach, because it concentrates on a relatively small number of investments, is susceptible to short-term volatility and is likely to underperform the stock market periodically.

        The following table is designed to serve as a starting point for reviewing our recent investment results.

			Compound Average Annual Returns
	Annual Returns		as of December 31, 2000
	One year ended Dec. 31,
			Two years	Five years
	1999	2000	ended	ended

S&P 500	21.0%	-9.1%	4.9%	18.3%
NASDAQ Composite	86.1	-39.2	6.4	19.0
Russell 2000	21.4	-3.0	8.6	10.3
Weitz Hickory Fund*	36.7	-17.2	6.4	23.2

*	The Hickory Fund’s average annual total returns, for the one year and five years ended December 31, 2000 and for the period since inception (April 1, 1993) were -17.2%, +23.2% and +19.4%, respectively. The returns assume redemption at the end of the period and reinvestment of dividends.

        Included in the table are certain investment returns for three major indices and for Hickory. The S&P 500 is a broad index that is reasonably representative of the overall stock market. The Nasdaq Composite is dominated by technology companies. The Russell 2000 is probably the best broad index of small company stocks. Results are shown first for the years 1999 and 2000. Then the compound average annual returns are shown for the two year period from the beginning of 1999 to the end of 2000. Finally, to provide a somewhat longer perspective, I have included compound average annual returns for the five years ending in 2000.

        I find the results of the last two years particularly interesting. First, the differences in performance across the indices in both 1999 and 2000 are quite striking. The Nasdaq rose a stunning 86% in 1999, and then lost almost 40% over the next year. The S&P and the Russell 2000 were much more subdued, gaining about 20% in 1999 and then losing less than 10% in 2000. Despite these large variations, when viewed across the two-year period, the performance of the three indices were comparable, ranging from 4.9% per year to 8.6% per year.

        Hickory’s results are consistent with this pattern. A very good 1999 was followed by a weak 2000, resulting in two year average results quite similar to the three indices. And despite a tough 2000, Hickory’s longer term results are still quite respectable. As always, our focus is on the long run.

        The events of the last two years have served to reinforce a point I have been making for a long time. Making investment decisions on the basis of recent short term results is very dangerous. A person who invested $1,000 in the S&P 500 at the beginning of 1999 would have had $1,210 at the end of that year. If they then switched to the Nasdaq at the beginning of 2000 because technology was outperforming, they would have ended the year with only $736, losing over 25% of their initial investment by the end of the second year. A buy and hold decision sticking with either the S&P or the Nasdaq would have done much better, yielding $1,100 or $1,130, respectively.

        At Weitz, we never buy a security because it has gone up recently. We buy stocks because we think the underlying value is greater than the current stock price, and because we think the underlying value will grow over time. We are convinced that if we are right on a business’ value and its growth, sooner or later the stock price will follow.

        There is one more important topic to discuss about Hickory’s recent performance. It should be clear to everybody by now that Hickory does not track the performance of any index, either on a daily basis or over longer time periods. Specifically, from the perspective of investment strategy, it would be fair to say that we apply value principles and that we tend to buy small cap stocks. However there is no evidence that Hickory’s performance tracks a small cap index like the Russell 2000, nor is there any evidence that Hickory behaves like other “value” funds.

        There are at least three perspectives on how one might think about Hickory’s volatility and unpredictability. One perspective is that this unpredictability could be considered a benefit. This is because if one adds a fund like Hickory to an investment portfolio, the volatility of the whole portfolio may decline. (Don’t ask me to prove that statement, but I am convinced the math does work.)

        I am in a second camp. To me, volatility and risk are not the same. Since I care about long-term returns and about risk, levels of short-term volatility are not particularly important. Hickory is not managed to either reduce its short-term unpredictability or to make it more unpredictable. Volatility is a consequence of our investment strategies, not a variable I try to manage.

        There is also a third point of view. I know Hickory’s unpredictability frustrates some of you because I hear questions like “The Russell 2000 (or some other index) is doing well this year. Why isn’t Hickory?” I have also watched as some Hickory shareholders have withdrawn money from the fund after the value of a Hickory share had already declined. Shareholders who redeem after a period of poor returns seem to believe our results should have been better and that their future results will be better elsewhere. They might be right. I don’t think so, because I have confidence in our investment approach, but only time will tell. The point here, however, is that they can’t make that determination strictly by looking at recent performance. Hickory’s short-term performance has always been too volatile and unpredictable, and has had too little correlation with other indices to mean much.

        What should we expect from Hickory going forward? Over the short run, I have no idea, as should be clear from the analysis above. Over the long run, I continue to be quite optimistic that Hickory’s results can be more than satisfactory. I continue to use the same investment philosophy I always have. It seems reasonable that buying companies for less than they are worth should work. It has in the past, and I can’t see what has changed that will make it any less effective in the future. Further, recent events are reasonably encouraging. The decline in the Nasdaq has begun to remove the worst of the excesses in the stock market, which reduces the risk that our stocks will be caught in a general down draft. Looking specifically at the companies we own, I continue to feel quite good about their valuation and long-term prospects.

        Thank you for your continuing support.

Sincerely, Richard F. Lawson Portfolio Manager

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
December 31, 2000
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 94.7%
	Auto Services — 2.9%
1,130,700	Insurance Auto Auctions, Inc.*	$14,746,444	$13,568,400

	Cable Television — 9.5%
860,183	Adelphia Communications Corp. CL A*	21,782,307	44,406,947

	Consumer Products and Services — 11.2%
1,913,700	American Classic Voyages Co.*	26,065,802	26,791,800
1,498,400	Six Flags, Inc.*	32,849,684	25,753,750

		58,915,486	52,545,550

	Diversified Industries — 0.5%
54,700	Lynch Corp.*	1,953,299	2,324,750

	Financial Services — 15.9%
1,123,200	AmeriCredit Corp.*	14,396,051	30,607,200
120	Berkshire Hathaway, Inc. CL A*	8,419,500	8,520,000
499,200	Capital One Financial Corp.	13,616,293	32,853,600
3,703,300	Imperial Credit Industries, Inc.*	46,313,499	1,735,922
1,031,000	United Panam Financial Corp.*	9,635,169	966,562

		92,380,512	74,683,284

	Health Care — 4.3%
350,100	Lincare Holdings, Inc.*	8,853,677	19,977,581

	Lodging and Gaming — 5.3%
943,700	Harrah’s Entertainment, Inc.*	13,904,819	24,890,088

	Media and Entertainment — 4.1%
609,650	Valassis Communications, Inc.*	13,065,358	19,242,078

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Metal Processing and Fabrication — 4.8%
1,110,600	Quanex Corp.	$19,248,464	$22,350,825

	Mortgage Banking — 3.8%
228,000	Countrywide Credit Industries, Inc.	5,676,759	11,457,000
905,500	Resource Bancshares Mtg. Grp., Inc.	12,276,131	6,395,094

		17,952,890	17,852,094

	Printing Services — 4.1%
4,446,500	Mail-Well, Inc.*	46,862,679	19,175,531

	Real Estate Investment Trusts — 4.2%
898,113	Dynex Capital, Inc.*	15,830,011	898,113
879,332	Fortress Investment Corp.	15,736,499	11,211,483
21,807	Healthcare Financial Partners Units**	2,175,248	1,859,047
520,000	NovaStar Financial, Inc.*	9,356,282	1,950,000
220,000	Redwood Trust, Inc.	4,964,257	3,905,000

		48,062,297	19,823,643

	Retail Discount — 4.8%
2,104,100	Consolidated Stores Corp.*	33,613,676	22,356,062

	Satellite Services — 4.3%
2,859,400	Loral Space & Communications, Ltd.*	22,522,581	9,114,338
2,676,500	Orbital Sciences Corp.*	46,888,739	11,040,563

		69,411,320	20,154,901

	Telecommunications Services — 10.2%
889,732	Centennial Communications Corp.*	3,564,071	16,682,475
102,400	Lynch Interactive Corp.*	2,758,248	4,454,400
293,900	Telephone and Data Systems, Inc.	10,774,323	26,451,000

		17,096,642	47,587,875

	Temporary Employment Services — 3.6%
5,118,200	Labor Ready, Inc.*	51,119,911	16,954,038

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Miscellaneous Securities — 1.2%
176,900	Miscellaneous Securities	$4,838,767	$5,804,531

	Total Common Stocks	533,808,548	443,698,178

	WARRANTS — 0.0%
260,000	NovaStar Financial, Inc., Expiring 2/03/01*	1,688,775	130

	CONVERTIBLE PREFERRED STOCKS — 1.1%
871,429	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	5,772,636	5,307,003

Face
amount

	SHORT-TERM SECURITIES — 1.9%
$8,859,366	Wells Fargo Government Money Market Fund	8,859,366	8,859,366

	Total Investments in Securities	$550,129,325	457,864,677

	Other Assets Less Liabilities — 2.3%		10,827,016

	Total Net Assets — 100%		$468,691,693

	Net Asset Value Per Share		$27.55

*	Non-income producing
**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

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